Other investments	12 Months Ended
Dec. 31, 2021
Financial assets measured at fair value through other comprehensive income [abstract]
Other investments
20. Other investments

Accounting policy
On initial recognition of an equity investment that is not held for trading, the Group may make an irrevocable election to present subsequent changes in the investment’s fair value in other comprehensive income. This election is made on an investment-by-investment basis. These investments are subsequently measured at fair value, with dividends recognised in profit or loss unless the dividend clearly represents a recovery of part of the cost of the investment. Other net gains and losses are recognised in OCI (in the mark-to-market reserve) and are never reclassified to profit or loss.
Judgement on other investments
Where the Group holds a close to 20% interest in a company, the assessment of whether there is significant influence and hence an equity-accounted investment may involve judgement. These judgements typically include the extent of representation on the board of directors, other involvement in the company such as technical committee, any other contractual arrangements as well as the effective influence that the particular shareholding interest provides. A different conclusion could have a significant impact in the measurement, presentation and disclosure of the particular investment.

The Group holds the following investments measured at fair value through OCI:

Figures in million – SA rand	2021	2020	2019
Rand Mutual Assurance Company Limited	140	158	112
Furuya Metals Company Limited	668	343	303
Aldebaran Resources Inc.	241	98	78
Generation Mining Limited	144	101	33
Ioneer Limited[1]	1,353	—	—
New Century Resources Limited[2]	698	—	—
Other	123	147	73
Total other investments	3,367	847	599
1 On 28 October 2021, the Group successfully completed its US$70 million (R1,066 million) strategic investment in ioneer Limited (ioneer) following approval by ioneer’s shareholders at an extraordinary general meeting on 21 October 2021, and approval from the Financial Surveillance Department of the South African Reserve Bank received on 13 October 2021. Payment was made on 27 October 2021, which is the day on which all conditions precedent were met, and the shares were allotted on 28 October 2021. The initial fair value of the investment was R1,117 million, excluding transaction costs of R17 million which were capitalised to the investment. The Group recognised a gain on initial recognition of R51 million. The Group holds approximately 145.9 million fully paid ordinary shares, or 7.12%, in ioneer
2 On 27 October 2021, Sibanye-Stillwater announced that it had entered into a subscription agreement with New Century Resources Limited (New Century) where the Group agreed to purchase ordinary shares as part of a capital raising by New Century. The aggregate investment represents a 19.99% ownership interest obtained through a phased equity investment programme, which was completed in December 2021. Management concluded that the ownership interest does not represent significant influence due to a lack of representation on the board. The aggregate subscription price for the 19.99% investment in New Century was R695 million. The initial fair value of the investment was R610 million, excluding transaction costs of R19 million which were capitalised to the investment. The Group recognised a loss on initial recognition of R85 million
Asset held for sale
During November 2020, Gen Mining increased its interest in the Marathon project (Marathon) to 80% following delivery of a preliminary economic assessment and completing the sole expenditure requirement of CAD10 million. Since then, the Group has elected to dilute its interest in Marathon rather than contribute proportionally to the continued expenditure to be incurred. As a result, the Group's current direct participation interest in Marathon equates to 16.5%. The parties subsequently reached an agreement through which Generation PGM Inc., a subsidiary of Gen Mining, would acquire from Stillwater Canada Inc. (a wholly-owned subsidiary of the Group) its 16.5% participation interest in Marathon in exchange for shares in Gen Mining, increasing the Group's effective interest in Gen Mining to 19.1%. The transaction became effective during January 2022. The investment in Marathon was classified as held for sale at 31 December 2021, and measured at fair value in accordance with IFRS 9 Financial Instruments. The fair value of the investment at 31 December 2021 was R280 million.
Fair value of other investments
Other investments consists primarily of other listed investments and other short-term investment products, which are measured at fair value or which carrying amounts approximates fair value. The fair values of non-listed investments included in other investments are determined through valuation techniques that include inputs that are not based on observable market data. Fair value measurements of listed investments are categorised as level 1 under the fair value hierarchy and non-listed investments as level 3 (refer note 36.1